UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 23, 2006

                                            INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  3700 Colonnade Parkway, Birmingham, Alabama 35243
(Address of principal executive offices) (Zip Code)

                                                                                      (205) 870-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

        At the 2006 Annual Meeting of Shareholders of Infinity Property and Casualty Corporation (the “Registrant”) held on May 23, 2006, the Registrant’s shareholders voted to approve the 2006 Annual Executive Bonus Plan (the “Plan”) which had been previously adopted by the Compensation Committee of the Registrant’s Board of Directors on February 7, 2006, subject to shareholder approval. On approval of the Registrant’s shareholders, the plan became effective as of January 1, 2006.

        The Plan is administered by the Compensation Committee of the Registrant. Performance goals are established based on revenue, earnings and profitability goals derived from the Company’s annual business plan, such as earnings per share, combined ratio and premium growth. Goals may also include objectively measurable areas of performance such as stock price, return on equity, return on average assets, expense management and other criteria determined by the Compensation Committee in its sole discretion. The Plan was designed so that all awards under Plan are considered “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

        As soon as practicable after the end of a calendar year, the Compensation Committee will certify whether or not the performance goals of the participants have been attained and shall report to the full Board of Directors the amount of the bonus, if any, to be awarded to each participant. Bonuses are payable in cash, subject to the ability of the Compensation Committee, in its discretion, to provide for the payment of awards in any combination of cash, restricted stock or other equity securities of the Registrant, provided that such equity securities are issued in accordance with the terms of shareholder approved equity plans.

        The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, which is attached to this Form 8-K as Exhibit 10.

Item 9.01 – Financial Statements and Exhibits .

        The following exhibit is furnished with this report on Form 8-K:

10	Infinity Property and Casualty Corporation 2006 Annual Executive Bonus Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION BY: /s/ Samuel J. Simon Samuel J. Simon Executive Vice President General Counsel and Secretary

May 25, 2006